UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2006

IKONICS Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4832 Grand Avenue, Duluth, Minnesota		55807
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(218) 628-2217

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 is furnished, and not filed, with the Securities and Exchange Commission.

On March 23, 2006, we issued a press release, which is incorporated herein by reference. A copy of the press release is furnished as Exhibit 99 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

99 Press Release dated March 23, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKONICS Corporation

March 23, 2006	By:	Jon Gerlach

Name: Jon Gerlach
Title: Chief Financial Officer and Vice President of Finance

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Exhibit Index

Exhibit No.	Description

99	Press Release dated March 23, 2006